UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Mobile Global Esports Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Mobile Global Esports Inc.

500 Post Road East, 2nd Floor

Westport, CT 06880

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on March 11, 2024

Dear Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Mobile Global Esports Inc. to consider and act upon the following matters:

1	To elect five (5) members to our Board of Directors;

2	To ratify the appointment of Mercurius & Associates LLP (“Mercurius”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Mobile Global Esports’ Board of Directors has fixed the close of business on February 8, 2024 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 8:30 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting, If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on March 11, 2024 at 9:00 a.m. local time at Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10012.

By the Order of the Board of Directors

/s/ Marco Welch
Marco Welch

Chairman of the Board of Directors

Dated: February 13, 2024

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Mobile Global Esports the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if your desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Mobile Global Esports Inc.

500 Post Road East, 2nd Floor

Westport, CT 06880

PROXY STATEMENT FOR THE

2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 11, 2024

The Board of Directors (the “Board”) of Mobile Global Esports Inc. (“Mobile Global” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10112, on March 11, 2024, at 9:00 a.m. local time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on March 11, 2024, at 9:00 a.m. local time at Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10012. Directions to the Annual Meeting may be found at the back of this Proxy Statement. Information on how to vote in person at the Annual Meeting is discussed below.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

Who is Entitled to Vote?

The Board has fixed the close of business on February 8, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 21,191,593 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Vstock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are two (2) matters scheduled for a vote:

1.	To elect five (5) members to our Board of Directors;

2.	To ratify the appointment of Mercurius as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.	Vote by mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, 10,595,797 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the election of each of the five (5) members to our Board of Directors;

2.	“FOR” the ratification of the appointment of Mercurius, as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our By-Laws provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the five (5) members to our Board of Directors	Plurality of the votes cast (the five directors receiving the most “FOR” votes)

Ratification of the Appointment of Mercurius as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2023	A majority of the votes entitled to vote thereon and present at the Annual Meeting

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Mobile Global, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Mobile Global Esports Inc., 500 Post Road East, 2nd Floor, Westport, CT 06880. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2024 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) must be submitted in writing to our Secretary at Mobile Global Esports Inc., 500 Post Road East, 2nd Floor, Westport, CT 06880, and received no earlier than March 1, 2024 and no later than April 1, 2024, to be includable in our proxy statement and related proxy for the 2024 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the five (5) director nominees set forth herein. Members of the Board and executive officers of Mobile Global do not have any interest in Proposal 2, the ratification of the appointment of our independent registered public accounting firm.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Board Composition and Leadership Structure

The positions of Chief Executive Officer and Chairman of our Board of Directors are held by two different individuals (Sunny Bhandarkar and Marco Welch, respectively). This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chair leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures, legal and regulatory compliance and cybersecurity and data privacy. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Corporate Governance/Nominating Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Corporate Governance/Nominating Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Marco Welch, Jay Madan, Jim Knopf, Willy Verhaegen and Alexander Alexandrov each meet the definition of “independent director” under the Nasdaq rules. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committee of our Board of Directors

Our Board of Directors has established an Audit Committee and a Compensation Committee, each of which has the composition and responsibilities described below. Our Board of Directors serves in place of a nominating and corporate governance committee. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on our website at www.mogoesports.com under “Corporate Governance’.

Audit Committee

The Audit Committee’s responsibilities include, among other things: (i) selecting and retaining an independent registered public accounting firm to act as our independent auditors, setting the compensation for our independent auditors, overseeing the work done by our independent auditors and terminating our independent auditors, if necessary, (ii) periodically evaluating the qualifications, performance and independence of our independent auditors, (iii) pre-approving all auditing and permitted non-audit services to be provided by our independent auditors, (iv) reviewing with management and our independent auditors our annual audited financial statements and our quarterly reports prior to filing such reports with the SEC, including the results of our independent auditors’ review of our quarterly financial statements, and (v) reviewing with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements. The Audit Committee also prepares the Audit Committee report that is required to be included in our annual proxy statement pursuant to the rules of the SEC.

As of December 31, 2023, the Audit Committee consisted of Jay Madan, Marco Welch and Willy Verhaegen with Mr. Verhaegen serving as chair. Under the applicable rules and regulations of Nasdaq, each member of a company’s audit committee must be considered independent in accordance with Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii) and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that each of Mr. Madan, Mr. Welch and Mr. Verhaegan is “independent” as that term is defined under applicable Nasdaq and SEC rules. Mr. Verhaegen is our audit committee financial expert.

Compensation Committee

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our directors and executive officers. The Compensation Committee has responsibility for, among other things, (i) recommending to the Board for approval the overall compensation philosophy for our company and periodically reviewing the overall compensation philosophy for all employees to ensure it is appropriate and does not incentivize unnecessary and excessive risk taking, (ii) reviewing annually and making recommendations to the Board for approval, as necessary or appropriate, with respect to our compensation plans, (iii) based on an annual review, determining and approving, or at the discretion of the Compensation Committee, recommending to the Board for determination and approval, the compensation and other terms of employment of each of our officers, (iv) reviewing and making recommendations to the Board with respect to the compensation of directors, (v) overseeing our regulatory compliance with respect to compensation matters, (vi) reviewing and discussing with management, prior to the filing of our annual proxy statement or annual report on Form 10-K, our disclosure relating to executive compensation, including our Compensation Discussion and Analysis and executive and director compensation tables as required by SEC rules, and (vii) preparing an annual report regarding executive compensation for inclusion in our annual proxy statement or our annual report on Form 10-K. The Compensation Committee has the power to form one or more subcommittees, each of which may take such actions as may be delegated by the Compensation Committee.

The charter of the Compensation Committee grants the Compensation Committee authority to select, retain, compensate, oversee and terminate any compensation consultant to be used to assist in the evaluation of director, chief executive officer, officer and our other compensation and benefit plans and to approve the compensation consultant’s fees and other retention terms. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any internal or external legal, accounting or other advisors and consultants retained by the Compensation Committee. The Compensation Committee may also select or retain advice and assistance from an internal or external legal, accounting or other advisor as the Compensation Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities and will have the direct responsibility to appoint, compensate and oversee any such advisor. Currently, the Compensation Committee engages Radford, part of the Rewards Solutions practice of Aon plc, as its compensation consultant.

As of December 31, 2023, the Compensation Committee consisted of Marco Welch, Alexander Alexandrov and Jim Knopf with Mr. Knopf serving as chair. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Nominating and Governance Committee

The Nominating and Governance Committee has responsibility for assisting the Board in, among other things, (i) effecting board organization, membership and function including identifying qualified board nominees, (ii) effecting the organization, membership and function of board committees including composition and recommendation of qualified candidates, (iii) establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers, (iv) development and evaluation of criteria for board membership such as overall qualifications, term limits, age limits and independence and (v) oversight of compliance with the Corporate Governance Guidelines. The Nominating and Governance Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board based on the criteria, skills and qualifications that have been recognized by the Nominating and Governance Committee. While our nomination and corporate governance policy does not prescribe specific diversity standards, the Nominating and Governance Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, differences in viewpoints and skills, and personal qualities that will result in a well-rounded Board.

The charter of Nominating and Governance Committee grants the Nominating and Governance Committee authority to recommend persons for election as directors by the stockholders and persons for appointment as directors to the extent necessary to fill any vacancies or newly-created directorships, review the skills and characteristics required of directors and each incumbent director’s continued service on the board, review any stockholder proposals and nominations for directors, advise the board of directors on the appropriate structure and operations of the board and its committees, review and recommend standing board committee assignments, develop and recommend to the board Corporate Governance Guidelines, a Code of Business Conduct and Ethics and other corporate governance policies and programs and review such guidelines, code and any other policies and programs at least annually, and make recommendations to the board as to the determination of director independence and regarding corporate governance based upon developments, trends and best practices.

As of December 31, 2023, the Nominating and Governance Committee consisted of Marco Welch, Alexander Alexandrov and Jim Knopf with Mr. Knopf serving as chair. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Code of Business Conduct and Ethics

We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, officers and employees. Our Code of Business Conduct and Ethics can be found on our website at www.mogoesports.com. A copy of our Code of Business Conduct and Ethics may be obtained without charge upon written request to Secretary, Mobile Global Esports Inc., 500 Post Road East, 2nd Floor, Westport, CT 06880. If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website (www.mogoesports.com) and/or in our public filings with the SEC.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, all of our directors, certain of our employees and consultants and family members or others sharing a household with any of the foregoing are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared by our Insider Trading Compliance Officer. As of December 31, 2022, none of our directors or executive officers had pledged any shares of our common stock.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2023, Messrs. Knopf, Alexandrov and Verhaegen served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation Committee or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2023.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During fiscal year 2022, the Board of Directors held 3 meetings including telephonic meetings; the Audit Committee held 0 meeting(s); the Compensation Committee held 0 meeting(s); and the Nominating and Governance Committee held 0 meeting(s). During fiscal year 2022, none of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during their tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

500 Post Road East, 2nd Floor

Westport, CT 06880

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

Our Board of Directors is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

Our Board of Directors encourages selection of directors who will contribute to the company’s overall corporate goals. Individual directors may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Board of Directors considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits term that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Board of Directors considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

Related Person Transaction Policy and Procedures

The Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, in which the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or material interest, including without limitation, purchases of goods and services by of from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. Notwithstanding anything therein to the contrary, the policy is to be interpreted only in such a manner as to comply with Item 404 of Regulation S-K.

CERTAIN RELATED PARTY TRANSACTIONS

Set forth below is information on each related party transaction since the incorporation of the Company, and each currently proposed transaction, in which the amount involved exceeds 1% of the average of our total assets at December 31, 2022 and 2021:

1.

On June 1, 2021, in connection with the acquisition by the Company of the esports business conducted by Sports Industry of India, Inc. (“SII”), the Company issued 2,650,000 shares of its common stock to SII, in consideration for SII’s execution of the Founders Agreement discussed at length under “Material Agreements” above, assigning certain rights to the Company and essentially transferring the bulk of SII’s esports business to the Company, subject to retention by SII of certain esports rights and SII’s right to receive certain continuing fees and royalties from the Company associated with the esports business. This Agreement was supplemented with a series of Supplemental Agreements. (See “Material Agreements”) The issuance of the shares was booked by the Company as the sale of common stock at a purchase price of $0.0001per share. The terms of the transaction were deemed fair and approved by the Board of Directors of both the Company and SII.

the Company also entered into a Services Agreement with Elite University Sports Alliance of India Private Limited (“EUSAI”), a wholly-owned subsidiary of SII, dated December 15, 2021 (the “Services Agreement”) pursuant to which the Company engaged EUSAI to act as the Company’s independent contractor to arrange, manage and implement a series of esports tournaments in India, subject to the Company’s control and approvals. (See “Material Agreements” for a discussion of the terms of this Agreement.) The terms of the Services Agreement were deemed fair and approved by the Board of Directors of both the Company and EUSAI.

SII currently owns 13.0% of the outstanding shares of the Company. SII’s officers and directors are Richard Whelan (Director and CEO), Sunday Zeller (Director and Co-CEO), and Keith Fredriksen (Director). They thereby, as directors, control SII, although in the aggregate they do not own a controlling interest in SII (more than 50%). No shareholder of SII owns a controlling

2.

In April through August of 2021, the Company consummated a private placement of its 11,509,800 shares of restricted common stock at a cash purchase price of $0.03 per share to a limited number of accredited and/or sophisticated persons.

Marco A. Welch, the son of Marco Welch, the Chairman of the Board of Directors, participated in this private placement and acquired 150,000 restricted shares of common stock for $4,500, at a price of $0.03 per share. Both father and son have represented they act separately with respect to their common share holdings of the Company, and have no agreement to act or vote their shares in concert.

The following individuals who are either officers or directors of the Company, or who currently own more than 5% of its outstanding common stock, participated

Name and Address of Beneficial Owner	Shares Purchased @ $0.03/Share	Cash Purchase Price
David Pross, CEO and Secretary, 73 Blue Spruce Circle, Weston, CT 06883	200,000	$6,000

Jay Madan, Director, 1008 Andiron Lane, Raleigh, NC 27614	250,000	$7,500

Aggregate Number of Shares as a Group	450,000	$13,500

During 2022, the Company wired payments totaling $134,000 to SII’s operating subsidiary in India, Elite Sports India Pvt. Ltd., to cover the Company’s share of the expenses to organize and promote certain university esports events in India conducted by the Company with SII’s assistance under the provisions of the licensing and consulting agreements between the Company and SII.  These expenses included social media coverage, prize pool, event host, judging, recording and staff expenses, and represented expenditures in the ordinary course of business. As of December 31, 2022 and 2021, the Company Pvt Ltd owed SII approximately $18,000 and $30,000, respectively.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2022, we believe that, except as set forth below, our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2022.

●	David Pross failed to file an initial statement of beneficial ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder on time.

●	Kiki Benson failed to file an initial statement of beneficial ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder on time.

●	Alexander Alexandrov failed to file an initial statement of beneficial ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder on time.

●	Marco Welch failed to file an initial statement of beneficial ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder on time.

●	Jay Madan failed to file an initial statement of beneficial ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder on time.

●	James Knopf failed to file an initial statement of beneficial ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder on time.

●	Willy Verhaugen failed to file an initial statement of beneficial ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder on time.

●	Sports Industry of India, Inc. failed to file an initial statement of beneficial ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder on time.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect five (5) directors to hold office until the 2025 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected. Jay Madan has not been re-nominated as a member of the Board.

Assuming a quorum is present, the five (5) nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of February 8, 2024.

Name	Age
Marco Welch, Chairman of the Board	70
Jim Knopf. Director	61
Willy Verhaegen, Director	83
Alexander Alexandrov, Director	41

Marco Welch, Chairman

Mr. Welch has over 30 years of investment banking experience and was the owner of the commodities firm, BD Alpha3 Corp., where he has served as a consultant for more than the past five years. BD Alpha3 Corp is not currently active. As a specialist on the Chicago Stock Exchange, he held Series 3, 7 and 63 licenses. In addition, he was CMO for Cabrera Capital, where he marketed a $10 billion bond deal for the State of Illinois. This was the largest bond deal in the state’s history. Previously, he was CMO for Medtech Detect. Mr. Welch was classically trained at The Chicago Conservatory College.

Jim Knopf, Director

Mr. Knopf is an entertainment sales executive with over 25 years of experience negotiating and selling large-scale content distribution deals across multiple platforms (TV, digital, mobile and OTT). For the past seven years Mr. Knopf has been the founder/CEO of his own entertainment and media consulting firm called Pinstripe Entertainment Consulting. The firm works with studios, networks and production companies to help monetize their content for broadcast television, cable TV, digital media, mobile and connected television (CTV and OTT). Mr. Knopf and his firm also worked with ESPN to produce the first-ever NCAA College Esports Championship in 2019 that was streamed on ESPN3. Mr. Knopf earned his BS in sports management from the University of Massachusetts and completed two semesters of his MBA at the University of Colorado.

Willy Verhaegen, Director

Mr. Verhaegen officially retired as a financial advisor in Antwerp, Belgium in 2000. Mr. Verhaegen is a non-resident Belgian citizen. He started his career as a private banker and then founded his own financial consulting company, W. P. Verhaegen & Associates. The company became one of the leading financial consulting firms in Belgium, specializing in niche financial markets and real estate investments in Spain, Switzerland, the Canary Islands, Canada and the United States. He also founded ROGIB, which was the largest real estate investment trust in Belgium. In his retirement, Mr. Verhaegen continues to serve as a managing director for a privately-owned real estate company, Arboo BV, and consults on an informal basis on current political, economic and financial trends with long-time contacts in his business network. He earned a degree in finance and economics from the University of Antwerp.

Alexander Alexandrov, Director

Mr. Alexandrov is a Los-Angeles based director and cinematographer with a global clientele, including Lexus, Harley-Davidson, Ford, Land Rover Toyota, DeLorean, Tiffany, Vogue, Nikon, Sony, Nike SB, Columbia, UniQlo, Marc Jacobs, Alexander McQueen, Smirnoff, Beats by Dre, Amazon, Mercedes-Benz and many others. He has been self-employed as director and cinematographer since 2008. Several of these clients have focused their campaigns on esports events. Feature films in which Mr. Alexandrov was the director of photography have premiered at TIFF, Tribeca, SXSW and the LA Film Festival. Alexander Alexandrov earned a Bachelor of Science degree in Math and Computer Science Magna Cum Laude in 2003 from Alcorn State University. From 2003 through 2006, he developed a web IT system for Moveable Cubicle, which rented shipping containers and was headquartered in Youngsville, (Raleigh) North Carolina. In November 2006 Alex founded PeopleJar Inc. PeopleJar Inc. was a start-up software and website development company.

Listed below is a director nominee who is nominated to hold office until his successor is elected and qualified, and his age as of February 8, 2024.

Name	Age
Sunny Bhandarkar, Chief Executive Officer	30

Sunny Bhandarkar, Director

Sunny Bhandarkar has been CEO of our Company since January 2024. Mr. Bhandarkar joined Elite Sports India Pvt. Ltd., a Sports Industry of India subsidiary, in 2013 after being the first player drafted in the Elite Football League draft in 2012. As an accomplished athlete, Mr. Bhandarkar is the two-time state level boxing champion in the super heavy weight division and has been on the national handball team for 12 years. He played handball professionally in Germany in the Bundesliga with Barmstedter MTV. He earned his BA and MA in commerce/management studies from the University of Mumbai.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

EXECUTIVE COMPENSATION

Summary Compensation Table

We are a “smaller reporting company” and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies.

During 2022, we paid our former Chief Executive Officer, Mr. Pross, and our Chief Financial Officer, Ms. Benson, pro-rated salaries. The five-month salary for Mr. Pross was $62,500 and the five-month salary for Ms. Benson was $25,000. There was no additional compensation paid to either Mr. Pross or Ms. Benson. There was no compensation paid to Mr. Pross or Ms. Benson in 2021. There were no other Named Executive Officers of the Company in 2022 or 2021.

Non-Employee Director Compensation

During 2022, we paid Messrs. Welch, Madan, Alexandrov and Knopf $9,000 each, which consisted of cash compensation for their board service for the fourth quarter of 2022 and for the first quarter of 2023.

Employment Agreements

David Pross

On August 31, 2022, we entered into an executive employment agreement with Mr. Pross for the position of Chief Executive Officer for a term of three years. Mr. Pross is entitled to receive an annual base salary of $150,000 (which became effective as of August 1, 2022), subject to periodic increase as we may determine, and is generally eligible to participate in employee benefit and bonus programs established by us from time to time that may be applicable to our executives. If we terminate the executive employment agreement other than for “Cause”, then Mr. Pross is entitled to receive his salary and bonuses for a period of one year following the termination without Cause, and any and all benefits for which he is entitled for a period of one year following the date of the termination without Cause. Upon the establishment of an equity incentive plan in the future, we intend to grant an equity award to Mr. Pross.

Kiki Benson

On August 31, 2022, we entered into an executive employment agreement with Ms. Benson for the position of Chief Financial Officer for a term of three years. Ms. Benson is entitled to receive an annual base salary of $60,000 (which became effective as of August 1, 2022), subject to periodic increase as we may determine, and is generally eligible to participate in employee benefit and bonus programs established by us from time to time that may be applicable to our executives. If we terminate the executive employment agreement other than for “Cause”, then Ms. Benson is entitled to receive her salary and bonuses for a period of one year following the termination without Cause, and any and all benefits for which she is entitled for a period of one year following the date of the termination without Cause. Upon the establishment of an equity incentive plan in the future, we intend to grant an equity award to Ms. Benson.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 8, 2024 by:

●	each of our named executive officers;

●	each of our directors and director nominees;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of February 8, 2024, pursuant to the exercise of options or warrants, vesting of common stock or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 21,191,593 shares of common stock issued and outstanding as of February 8, 2024.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: Mobile Global Esports Inc., 500 Post Road East, 2nd Floor, Westport, CT 06880.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage
5% or Greater Stockholders:
Armistice Capital Master Fund, Ltd(1)	1,886,793	8.2
Sports Industry of India	2,650,000	12.5
Directors, Director Nominee and Named Executive Officers:
David Pross(2)	650,000	3.1
Marco Welch	20,000	*
Sunny Bhandarkar(3)	74,000	*
James Knopf	50,000	*
Jay Madan	300,000	1.4
Willy Verhaegen	140,000	*
Alexander Alexandrov	20,000	*
All current named executive officers and directors as a group (7) persons	1,254,000	5.9

(1)	Consists of shares of common stock issuable upon exercise of warrants. Armistice Capital Master Fund, Ltd. (the “Master Fund”), is a Cayman Islands exempted company, and may be deemed to be indirectly beneficially owned by Armistice Capital, LLC (“Armistice”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice. Armistice and Steven Boyd disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein.

(2)	On November 22, 2023, David Pross, informed the Company’s Board of Directors that he will retire as Chief Executive Officer and Secretary of the Company, effective January 31, 2024.

(3)	Mr. Bhandarkar has been our CEO since January 1, 2024 and is a director nominee

*	Represents beneficial ownership of less than 1%

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING

DECEMBER 31, 2023

The Board has appointed Mercurius & Associates LLP (“Mercurius”) to serve as our independent registered public accounting firm for the year ending December 31, 2023. Mercurius has acted as our principal accountant since 2021 and served as our independent registered public accounting firm for the fiscal year ended December 31, 2022.

A representative of Mercurius is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. There procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2022 be included in our Annual Report on Form 10-K for the year ended December 31, 2022, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The aggregate fees billed to us by Mercurius, our independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows:

	2022	2021
Audit fees (1)	$146,635	$-
Audit-related fees	$-	$-
Tax fees	$-	$-
All other fees	$-	$-

(1)	Audit fees consist of fees for professional services performed by Mercurius for the audit and review of our consolidated financial statements, professional services rendered for the issuance of consents and review of documents filed with the Securities and Exchange Commission.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

Vote Required

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain Mercurius.

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Mercurius as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MERCURIUS & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on our website at www.mogoesports.com under “Corporate Governance.”

We have reviewed and discussed with management and the Company’s auditors, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2023.

We have discussed with Mercurius, the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

We have received the written disclosures and the letter from Mercurius required by applicable requirements of the PCAOB regarding Mercurius’ communications with the Audit Committee concerning independence, and have discussed with Mercurius, their independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Jay Madan
Marco Welch
Willy Verhaegen

OTHER MATTERS

Mobile Global has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Mobile Global will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (475) 666-8401, or submit a request in writing to our Secretary, 500 Post Road East, 2nd Floor, Westport, CT 06880. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports on Form 10-K

Additional copies of Mobile Global’s Annual Report on Form 10-K for fiscal year ended December 31, 2022 may be obtained without charge by writing to the Secretary, 500 Post Road East, 2nd Floor, Westport, CT 06880.

By Order of the Board of Directors

/s/ Marco Welch
Marco Welch
Chairman of the Board of Directors

February 13, 2024

PROXY CARD

MOBILE GLOBAL ESPORTS, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON MARCH 11, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Marco Welch as proxy, with full power of substitution, to represent and to vote all the shares of common stock of Mobile Global Esports, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on March 11, 2024 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In his discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on March 11, 2024 at 9:00 a.m. EST at Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York NY 10112.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Mobile Global Esports, Inc. to be held on March 11, 2024 at 9:00 a.m. EST at Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York NY 10112.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2

1. Election of Directors Nominees	FOR	WITHHOLD

01- Marco Welch	☐	☐
02- Sunny Bhandarkar	☐	☐
03- Jim Knopf	☐	☐
04- Willy Verhaegen	☐	☐
05- Alexander Alexandrov	☐	☐

2. Proposal to ratify the appointment of Mercurius & Associates LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:	, 2024

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.	VIA INTERNET:

Login to www.vstocktransfer.com/proxy

Enter your control number (12 digit number located below)

2.	VOTE BY EMAIL

Mark, sign and date your proxy card and

return it to vote@vstocktransfer.com

2.	VIA MAIL:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m.,

prevailing time, on March 10, 2024.